UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2015

iGambit Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-53862

(State or other jurisdiction

(Commission File Number)

(IRS Employer

of incorporation)

Identification No.)

1050 W. Jericho Turnpike, Suite A

11787

Smithtown, New York

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (631) 670-6777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

ITEM 2.01      Completion of Acquisition or Disposition of Assets

On  November  4,  2015,   iGambit  Inc.,  (the  “Company”),  consummated  the  acquisition  of  Wala,

Inc.  doing  business  as  ArcMail  Technology  (the  “Acquired  Business”)  in  accordance  with  a   Stock

Purchase  Agreement  (the  “Purchase  Agreement”)  by  and  among  Wala,  Inc.  doing  business  as  ArcMail

Technologies (“ArcMail”),  Rory T. Welch (the “Seller”) and the Company.

Pursuant to  the Stock Purchase,  the total consideration to  be paid for the outstanding capital  stock of ArcMail is 11,500,000 shares of iGambit Common stock composed of:

(1)   10,500,000  shares  of  iGambit Common stock to  the  Seller, and/or  Seller’s  designees at

Closing and;

(2)  the  Holdback  Amount  of  1,000,000  shares  of  iGambit  Common  stock  to  be  held  in

Escrow and paid to the Seller on later of (i) the first (1st) anniversary of completion of the  first  audit  of  Purchaser  after  the  Closing,  or  (ii)  that  date  which  is  twelve  (12)

months  from  the  Closing,  provided  that  in  the  event  the  Company  or  the  Purchaser

has  any claims  for  indemnification against  the  Seller  under  the  Purchase   Agreement,

Purchaser  shall  continue  to  withhold  the  portion  of  the  Holdback  Amount  subject  to such claims until the parties fully and finally resolve such claims.

In connection with its acquisition of the Acquired Business,  ArcMail entered into an Employment and  Restrictive  Covenant  Agreement  (the  “Welch  Employment  Agreement”)  with  Rory  T.  Welch Duffy,

the sole  shareholder  and President  and CEO  of  the Acquired  Business,  who  has become  the  President

and   CEO   of   the   ArcMail   (See   Item   5.02   for   a   more   detailed   discussion   of   the   terms   of

employment).

The description of the Purchase Agreement set forth above does not purport to be complete and is qualified  in  its  entirety  by  reference  to  the  full  text  of  the  Purchase  Agreement,  which  is  incorporated  by reference into this Current Report on Form 8-K as Exhibit 2.1.

The Company issued  a press release on November  10, 2015 announcing the consummation  of the

acquisition.   A  copy  of  the  press  release  is  attached  hereto  as  Exhibit  99.1  and  is  incorporated  by reference.

ITEM 1.01 Entry into a Material Definitive Agreement.

See  discussions  under  Item  2.01  and  Item   2.03 for  information  concerning  material  agreements

entered into in connection with the Company’s acquisition of ArcMail and related transactions.

ITEM  5.02     Departure  of  Directors  or  Certain  Officers;  Election  of  Directors;  Appointment  of

Certain Officers; Compensatory Arrangements of Certain Officers.

In   connection   with   the   Purchase   Agreement,   ArcMail   entered   into   an   Employment   and

Restrictive  Covenant  Agreement  (the  “Welch  Employment  Agreement”)  with  Rory  T.  Welch,  the  sole shareholder  and  President  and  CEO  of  the  Acquired  Business,  who  has  become  the  President  and

CEO  of ArcMail.

Effective with the acquisition of the Acquired  Business, ArcMail entered into the Welch Employment

Agreement.  Under  the  five-year  agreement,  Mr.  Welch  is  entitled  to  (a)  a  base  salary  of  $180,000  per year,  (b)  an  annual  bonus  of  $45,000,  and  (c)  participation  in  all  benefit  programs  generally  made available to ArcMail employees.  The Welch Employment Agreement also contains provisions designed to protect  the  confidentiality  of  the  Company’s  confidential  information  and  restricting  Mr.  Welch  from engaging  in  certain  competitive  activities  for  the  greater  of  60  months  from  the  date  of  the  agreement  or two years following the termination of his employment.

Mr.  Welch  has  diverse  management  experience  in  growing  international  businesses  across multiple  industries,  Rory  Welch  is  ushering  ArcMail  into  the  next  phase  of  the  Company’s  lifecycle  with emphasis  on  expanding  global  sales,  marketing  and  distribution  strategies.  A  senior  executive  with  more than 20  years of  experience in strategy,  supply chain,  sourcing,  distribution,  logistics,  marketing and  sales management, he has success in expanding profits through both revenue growth and cost savings.

Prior  to   joining   ArcMail,   he  managed   his   own   consulting  firm,   and   then  before  that  held

leadership  positions  at  Movado  Group,  Inc.,  including  COO  for  the  boutique  division  and  Senior  Vice

President  of  wholesale  operations.  Earlier  in  his  career,  Welch  served  as  VP  of  strategic  planning  and analysis  at  Arrow  Electronics,  where  he  was  responsible  for  building  performance  models  across  all aspects of  the organization.  While  at  Arrow,  Welch also  held  positions  as  VP  of  product management  for

Asia-Pacific,  with  responsibility  for  overseeing  all  aspects  of  product  management  for  the  $1  billion division;  as  well  as  general  manager  of  aerospace/military  program  accounts;  product  manager;  and  asset and logistics manager.

A  graduate  of  Indiana  University’s  Kelley  School  of  Business  with  a  master’s  degree  in  business administration, Welch holds a bachelor’s degree in economics from Furman University.

Item 8.01 Other Events

On  November  10,  2015, iGambit  issued  a  press  release  announcing  that  it  had  completed  the  Acquisition of Wala Inc.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of Business Acquired

The  Company  intends  to  amend  this  Current  Report  on  Form 8-K  to  file  the  required  financial statements within the time prescribed by this item.

(b)     Pro Forma Financial Information

The Company intends to amend this Current Report on Form 8-K to file the required pro forma financial information within the time prescribed by this item.

(c)     Shell Company Transactions.

Not Applicable.

(d)     Exhibits

The following Exhibits are filed as part of this Report

2.1

Stock Purchase Agreement by and among iGambit Inc., Wala,  Inc. dba ArcMail

Technology and Rory T. Welch dated November 4, 2015.

5.02

Employment and Restrictive Covenant Agreement dated November 4, 2015 between

Wala,  Inc. and Rory T, Welch.

99.1

Press release of iGambit Inc. dated  November 9, 2015.

Forward–Looking Statements

This  report  regarding  the  Company’s  business  and  operations  includes  “forward-looking  statements”

within  the  meaning  of  the  Private  Securities  Litigation  Reform  Act  of  1996.  Such  statements  consist  of any  statement other  than  a recitation of  historical fact and  can be identified  by the  use of  forward-looking terminology such  as “may,” “expect,” “anticipate,” “intend” or “estimate” or the negative thereof  or other variations thereof  or comparable terminology.  The  reader is  cautioned  that  all forward-looking statements are  speculative,  and  there  are  certain  risks  and  uncertainties  that  could  cause  actual  events  or  results  to differ  from  those  referred  to  in  such  forward-looking  statements.  This  disclosure  highlights  some  of  the important  risks  regarding  the  Company’s  business.  The  primary  risk  attributable  to  the  Company  is  its ability to  attract fresh and  continued  capital to  execute its  comprehensive business  strategy.  There may be additional  risks  associated  with  the  integration  of  businesses  following  an  acquisition,  concentration  of revenue  from  one  source,  competitors  with  broader  product  lines  and  greater  resources,  emergence  into

new   markets,   the   termination   of   any   of   the   Company’s   significant   contracts   or   partnerships,   the

Company’s  ability  to  comply  with  its  senior  debt  agreements,  the  Company’s  inability  to  maintain working  capital  requirements  to  fund  future  operations,  or  the  Company’s  ability  to  attract  and  retain highly  qualified  management,  technical  and  sales  personnel, and  the  other  factors  identified  by  us  from time  to  time  in  the  Company’s  filings  with  the  SEC.  However,  the  risks  included  should  not  be  assumed to  be  the  only  things  that  could  affect  future  performance.  We  may  also  be  subject  to  disruptions,  delays in  collections,  or  facilities  closures  caused  by  potential  or  actual  acts  of  terrorism  or  government  security concerns.

All  forward-looking  statements  included  in  this  document  are  made  as  of  the  date  hereof,  based  on information  available  to  us  as  of  the  date  thereof,  and  we  assume  no  obligation  to  update  any  forward-

looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  November 10, 2015

iGambit Inc.

By:

/s/  John Salerno

John Salerno

Chief Executive Officer

Exhibit Index

Exhibit No.

Description

2.1

Stock Purchase Agreement by and among iGambit Inc., Wala,  Inc. dba ArcMail

Technology and Rory T. Welch dated  November 4, 2015.

5.02

Employment and Restrictive Covenant Agreement dated November 4, 2015 between

Wala,  Inc. and Rory T, Welch.

99.1

Press release of iGambit, Inc. dated  November 9, 2015.

1